UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                          Date of Report: January 8, 2009

                             SUN RIVER ENERGY, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

Colorado                                            0-29670
--------                                            -------
(State or other jurisdiction of                   (Commission File
     incorporation)                                Number)

                                   84-1491159
                                   ----------
                      (IRS Employer Identification Number)

                2000 Wadsworth Blvd., PMB 179, Lakewood, Colorado
                 -----------------------------------------------
                    (Address of principal executive offices)

                                  303-422-8127
                           --------------------------
                         (Registrant's Telephone number)
               Registrant's telephone number, including area code

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS:  ELECTION OF DIRECTORS:
APPOINTMENT OF PRINCIPAL OFFICERS.

Wesley F. Whiting has resigned as President & Director effective immediately. Redgie Green has been appointed as President effective January 8, 2009.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                              SUN RIVER ENERGY, INC.



                                              By:   /s/Redgie Green
                                              -----------------------
                                                       Redgie, President


 Date: January 29, 2009